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                                                                  EXHIBIT 23(II)

                              CONSENT OF COUNSEL

     The undersigned hereby consents to the reference to his firm under the caption "Experts" in Amendment No. 1 to the Registration Statement, and any amendments thereto.


                                   /s/ Robert S. Luce
                                   ------------------
                                   Robert S. Luce


Palatine, Illinois
August 28, 1997